UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2021

CRESTWOOD EQUITY PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-34664	43-1918951
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 26, 2021, Crestwood Equity Partners LP (“CEQP”) issued an earnings press release reporting its financial results for the three months ended September 30, 2021. The earnings press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Items 2.02 and 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01 Regulation FD Disclosure

See “Item 2.02. Results of Operations and Financial Condition” above.

On October 26, 2021, CEQP and Oasis Midstream Partners LP (“OMP”) issued a joint press release announcing entry into an Agreement and Plan of Merger by and among OMP, OMP GP LLC, CEQP, Project Phantom Merger Sub LLC, Project Falcon Merger Sub LLC, and, for the limited purposes set forth therein, Crestwood Equity GP LLC. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on October 26, 2021, CEQP released an investor presentation. A copy of the investor presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. CEQP cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions, and include statements regarding the anticipated completion of the proposed transaction and the timing thereof, the expected benefits of the proposed transaction to CEQP’s unitholders and to unitholders of OMP, and the anticipated benefits and impacts of the proposed transaction on the combined business. These risks and uncertainties such forward-looking statements are subject to include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, distributable cash flow and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by CEQP with the U.S. Securities Exchange Commission (the “SEC”), which are available to the public. CEQP undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication relates to the proposed transaction between CEQP and OMP. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, CEQP will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of OMP with the SEC. INVESTORS AND UNITHOLDERS OF OMP AND CEQP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of OMP in connection with the solicitation of consents of OMP unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by OMP or CEQP with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from CEQP’s website at https://www.crestwoodlp.com/investors/ or from OMP’s website at http://oasismidstream.investorroom.com.

Participants in the Solicitation

CEQP, OMP and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers, may be deemed to be participants in the solicitation of consents from the unitholders of OMP in respect of the transactions. Information about these persons is set forth in CEQP’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, OMP’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and Oasis Petroleum’s definitive proxy statement for its 2021 annual meeting filed with the SEC on April 20, 2021, respectively, and subsequent statements of changes in beneficial ownership on file for each of CEQP, OMP and Oasis Petroleum with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders or investors generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Earnings Press Release dated October 26, 2021.

99.2	Press Release dated October 26, 2021.

99.3	Investor Presentation, dated October 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner,

Date: October 26, 2021	By:	/s/ Robert T. Halpin
Robert T. Halpin
Executive Vice President and Chief Financial Officer

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